UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Retail Properties of America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

March 31, 2014

To the Stockholders of Retail Properties of America, Inc.:

Retail Properties of America, Inc. will hold its Annual Meeting of Stockholders on Thursday, May 22, 2014, at 9:00 a.m., Pacific time, at the W Seattle Hotel, 1112 Fourth Avenue, Seattle, Washington 98101 for the following purposes:

1.	To elect as directors the nine nominees identified below, each to serve for a term of one year:

01 Frank A. Catalano, Jr.	06 Peter L. Lynch
02 Paul R. Gauvreau	07 Kenneth E. Masick
03 Gerald M. Gorski	08 Barbara A. Murphy
04 Steven P. Grimes	09 Thomas J. Sargeant
05 Richard P. Imperiale

2.	Approval of an advisory resolution on Executive Compensation.

3.	To approve the Retail Properties of America, Inc. 2014 Long-Term Equity Compensation Plan.

4.	Ratification of Deloitte & Touche LLP as Retail Properties of America, Inc.’s Independent Registered Public Accounting Firm for 2014.

The Board of Directors is not aware of any other business. Only stockholders of record at the close of business on March 14, 2014, are entitled to vote at the meeting.

The Board of Directors recommends a vote “FOR” the election of the nine nominees as director and “FOR” proposals numbered 2, 3 and 4.

IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF PROXY

MATERIALS FOR

THE STOCKHOLDER MEETING TO

BE HELD ON MAY 22, 2014

This is not a ballot or proxy and

you cannot use this form to vote

your shares. This communication

presents only an overview of the

more complete proxy materials that

are available to you on the Internet

or by mail. We encourage you to

access and review all of the

important information contained in

the proxy materials before voting.

The Proxy Statement and 2013

Annual Report to Stockholders are

available at

http://www.rpai.com/proxy

You may access the Proxy Statement and 2013 Annual Report to Stockholders at: http://www.rpai.com/proxy.

How to Vote

After reviewing the proxy materials, you may choose to vote by Internet, telephone, mail, or in person. If you wish to vote by Internet, you may access the voting site at http://www.proxyvoting.com/RPAI. To cast your vote online, you will need your Stockholder Control Number (located on the back of this notice).

To vote by mail, you will need to request a paper copy of the proxy card in accordance with the instructions below; then, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided. To vote in person at the Annual Meeting of Stockholders, you will need to complete a ballot at the meeting and provide photo identification (e.g., driver license).

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

•	calling 1-800-573-4804 (you will be asked for your Stockholder Control Number, which is printed on the back of this notice);

•	sending an email to RPAI-Fulfillment@morrowco.com and inserting your Stockholder Control Number in the subject line; or

•	by going online at www.proxyvoting.com/RPAI-NA

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future stockholder meetings; this request can be revoked at any time.

If you want to receive a paper or e-mail copy of the Proxy Statement and 2013 Annual Report to Stockholders, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 6, 2014, to facilitate timely delivery.

We ask that you cast your vote promptly. Thank you for your continued support!